SHAKE SHACK®

2017 Supplemental Earnings Slides

February 15, 2018



SHAKE SHACK
CONCRETES SODA FRIES BURGERS FROZEN CUSTARD

Cautionary Note on Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different.

All statements other than statements of historical fact included in this press release are forward-looking statements, including, but not limited to, expected financial outlook for fiscal 2018 and 2020, expected Shack openings, expected same-Shack sales growth and trends in the Company's operations.

Forward-looking statements discuss the Company's current expectations and projections relating to their financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2016, as amended, and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, www.shakeshake.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Earnings Highlights

Fourth Quarter 2017

Total Revenue ($M)



+32%
$73
$96
2016
2017

Shack-Level Operating Profit[1] ($M)



+33%
$18
$24
2016
2017

Operating Income ($M)



+20%
$5
$6
2016
2017

Adjusted EBITDA[1] ($M)



+36%
$11
$15
2016
2017

1. Shack-Level operating profit and adjusted EBITDA are non-GAAP measures. Definitions and reconciliations of Shack-level operating profit to operating income and adjusted EBITDA to net income (loss), the most directly comparable financial measures presented in accordance with GAAP, are included in the appendix of this presentation.

Earnings Highlights

Full Year 2017

Total Revenue ($M)



+34%
$268
$359
2016
2017

Shack-Level Operating Profit[1] ($M)



+26%
$73
$92
2016
2017

Operating Income ($M)



+21%
$28
$34
2016
2017

Adjusted EBITDA[1] ($M)



+30%
$50
$65
2016
2017

1. Shack-Level operating profit and adjusted EBITDA are non-GAAP measures. Definitions and reconciliations of Shack-level operating profit to operating income and adjusted EBITDA to net income (loss), the most directly comparable financial measures presented in accordance with GAAP, are included in the appendix of this presentation.

Consistent, Strong Performance over 5+ Years

Total Revenue ($M)


CAGR 44%
$57
$82
$119
$191
$268
$359
'12
'13
'14
'15
'16
'17

Cash Flow from Operations ($M)


CAGR 43%
$12
$13
$14
$41
$54
$71
'12
'13
'14
'15
'16
'17

Shack System-wide Sales[1] ($M)


CAGR 46%
$81
$140
$217
$295
$403
$532
'12
'13
'14
'15
'16
'17

System-wide Shack Count

(At Period End)


CAGR 50%
21
40
63
84
114
159
'12
'13
'14
'15
'16
'17

1. See appendix for definition.

Note: CAGR is the compounded annual growth rate between '12 and '17.

NYC Continues to Represent a Significant Portion of Same-Shack Sales[1]

Composition of Same-Shack Sales[1]


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
44%
49%
59%
56%
51%
41%
'15
'16
'17
NYC
Other

Declining Share of Same-Shack Sales[1] Attributable to NYC

As of 2017, New York City represented 23% of our Same-Shack Units and 41% of our Same Shack Sales

The New York City share of Same-Shack Sales has declined by 15 percentage points since 2015 as we've expanded to other markets

This percentage will continue to decline as we geographically diversify our Shack base across the US

1. See appendix for definition.

Domestic Company-Operated Shacks Open in New Markets Across the Country

Domestic Company-Operated Shacks
(At Period End)



150
125
100
75
50
25
0
CAGR 45%
13
7
6
21
7
14
31
10
21
44
11
33
64
15
49
90
17
73
122 - 125
'12
'13
'14
'15
'16
17
'18E
NYC
Other

Rapid Domestic Growth

Entered several new markets in 2017

- Detroit, MI
- Lexington, KY
- San Antonio, TX
- San Diego, CA
- Milwaukee, WI
- St. Louis, MO

Operating across 20 states and Washington, D.C.

- Balance between new markets and further penetration of existing markets
- Mix of urban, free-standing pad, and shopping/lifestyle center

Note: CAGR is the compounded annual growth rate represented by the midpoint of the '18 range in relation to '12.

Licensing Growth Consistently Strong, with Focus on Asia

Licensed Shacks
(At Period End)



100
90
80
70
60
50
40
30
20
10
0
CAGR 49%
8
5
3
19
14
4
1
32
26
5
1
40
30
5
4
1
50
33
7
5
5
69
40
11
10
8
85 - 87
'12
'13
'14
'15
'16
'17
'18E
Middle East, Turkey, Russia
US
UK
Japan, Korea

Diversified International Growth

Operating globally through licensed partnerships in 12 countries

Plans to expand further in existing and new markets in 2018/2019, including Hong Kong, Macau, and Shanghai



SHAKE SHACK
SHAKE SHACK

Note: CAGR is the compounded annual growth rate represented by the midpoint of the '18 range in relation to '12.

2018 Guidance

Total Revenue [1] — Licensing Revenue	$444M to $448M — $12M to $13M	
Same-Shack Sales [2]	Flat	
Domestic Company-Operated Shack Openings	32 to 35	
Licensed Shack Openings	16 to 18, net	
Shack-Level Operating Profit [2]	24.5% to 25.5%	
General and Administrative	$49M to $51M Core	$4M to $6M Project Concrete
Adjusted pro forma tax rate	26% to 27%	


SHAKESHACK
BURGERS FROZEN CUSTARD FRIES SHAKES HOT DOGS

1. Includes Licensing Revenue.
2. See appendix for definitions.

2018 Investments in People, Systems & Digital Innovation, Strengthening the Foundation for Significant Growth

Core G&A
$49M - $51M

- Technology and marketing initiatives in order to deliver increasing growth from existing and future digital channels
- Investment in our people – hiring, training and development to support 2018 and 3-year growth targets
- Increased rent in our new home office plus training & testing center for menu innovation and kitchen design
- Biennial retreat will bring together over 700 Shack leaders to learn, train and further promote our culture

Project Concrete
$4M - $6M

- Core financial system upgrade to ensure robust and scalable platform supporting years of growth ahead
- Scope includes but may not be limited to General Ledger and end-to-end Supply Chain Management
- Significant portion expected to be one-time in nature and costs to be updated as process advances further
- Opex v. Capex split dependent upon ultimate platform selection

Robust Near-Term Target Through 2020

	Then (IPO) [1]	Now [2]	2020	CAGR
Company-Operated Shacks	31	90	200+	36%
Licensed Shacks	32	69	120+	25%
Total Revenue	$119M	$359M	$700M+	34%

1. Represents Fiscal Year 2014. IPO was January 2015.
2. Represents Fiscal Year 2017.

Note: CAGR is the compounded annual growth rate between '14 and '20.

Appendix

INCLUDING GAAP AND NON-GAAP MEASURES

Income Statement

Fourth Quarter and Year to Date 2017

	Fiscal Quarter Ended				Fiscal Year Ended			
	December 27, 2017		December 28, 2016		December 27, 2017		December 28, 2016	
Shack sales	$ 93,130	96.9%	$ 70,920	96.8%	$ 346,388	96.5%	$ 259,350	96.6%
Licensing revenue	3,006	3.1%	2,351	3.2%	12,422	3.5%	9,125	3.4%
TOTAL REVENUE	96,136	100.0%	73,271	100.0%	358,810	100.0%	268,475	100.0%
Shack-level operating expenses[(1)]:								
Food and paper costs	26,691	28.7%	20,223	28.5%	98,337	28.4%	73,752	28.4%
Labor and related expenses	25,048	26.9%	18,900	26.6%	91,740	26.5%	65,540	25.3%
Other operating expenses	10,425	11.2%	7,471	10.5%	35,805	10.3%	24,946	9.6%
Occupancy and related expenses	7,456	8.0%	6,279	8.9%	28,197	8.1%	21,820	8.4%
General and administrative expenses	11,651	12.1%	8,291	11.3%	39,003	10.9%	30,556	11.4%
Depreciation expense	6,094	6.3%	4,273	5.8%	21,704	6.0%	14,502	5.4%
Pre-opening costs	2,642	2.7%	2,812	3.8%	9,603	2.7%	9,520	3.5%
Loss on disposal of property and equipment	291	0.3%	34	—%	608	0.2%	34	—%
TOTAL EXPENSES	90,298	93.9%	68,283	93.2%	324,997	90.6%	240,670	89.6%
OPERATING INCOME	5,838	6.1%	4,988	6.8%	33,813	9.4%	27,805	10.4%
Other income, net	127,501	132.6%	868	1.2%	128,123	35.7%	1,065	0.4%
Interest expense	(499)	-0.5%	(107)	-0.1%	(1,643)	-0.5%	(374)	-0.1%
INCOME BEFORE INCOME TAXES	132,840	138.2%	5,749	7.8%	160,293	44.7%	28,496	10.6%
Income tax expense	145,817	151.7%	292	0.4%	153,354	42.7%	6,350	2.4%
NET INCOME (LOSS)	(12,977)	-13.5%	5,457	7.4%	6,939	1.9%	22,146	8.2%
Less: net income attributable to non-controlling interests	1,431	1.5%	1,537	2.1%	9,204	2.6%	9,700	3.6%
NET INCOME (LOSS) ATTRIBUTABLE TO SHAKE SHACK INC.	$ (14,408)	-15.0%	$ 3,920	5.4%	$ (2,265)	-0.6%	$ 12,446	4.6%
Earnings (loss) per share of Class A common stock:								
Basic	($0.55)		$0.16		($0.09)		$0.54	
Diluted	($0.55)		$0.15		($0.09)		$0.53	
Weighted-average shares of Class A common stock outstanding:								
Basic	26,305		24,895		25,876		22,956	
Diluted	26,305		36,858		25,876		23,449	

(1) As a percentage of Shack sales.

Definitions

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

"Adjusted EBITDA margin," a non-GAAP measure, is defined as net income before net interest, taxes, depreciation and amortization, which also excludes equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations, as a percentage of revenue.

"Average unit volumes" or "AUVs" for any 12-month period consist of the average annualized sales of all domestic company-operated Shacks over that period. AUVs are calculated by dividing total Shack sales from domestic company-operated Shacks by the number of domestic company-operated Shacks open during that period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of Shacks open such that it corresponds to the period of associated sales.

"Same-Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. Effective December 29, 2016, the Company changed its methodology for calculating same-Shack sales whereby Shacks enter the comparable base at the beginning of their 25th full fiscal month, whereas previously they entered at the beginning of their 105th full fiscal week. Prior period amounts have been restated to conform to the current period methodology.

"EBITDA," a non-GAAP measure, is defined as net income before interest expense (net of interest income), income tax expense, and depreciation and amortization expense.

"Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses.

"Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shack sales.

"Shack sales" is defined as the aggregate sales of food, beverages and Shake Shack-branded merchandise at domestic company-operated Shacks and excludes sales from licensed Shacks.

"Shack system-wide sales" is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees.

Shack-Level Operating Profit

Shack-Level Operating Profit

Shack-level operating profit is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses.

How This Measure Is Useful

When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.

Limitations of the Usefulness of this Measure

Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as general and administrative expenses and pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with GAAP financial results. A reconciliation of Shack-level operating profit to operating income, the most directly comparable GAAP financial measure, is set forth below.

Shack-Level Operating Profit

(dollar amounts in thousands)	Fiscal Quarter Ended December 27, 2017	Fiscal Quarter Ended December 28, 2016	Fiscal Year Ended December 27, 2017	Fiscal Year Ended December 28, 2016
Operating income	$ 5,838	$ 4,988	$ 33,813	$ 27,805
Less:				
Licensing revenue	3,006	2,351	12,422	9,125
Add:				
General and administrative expenses	11,651	8,291	39,003	30,556
Depreciation expense	6,094	4,273	21,704	14,502
Pre-opening costs	2,642	2,812	9,603	9,520
Loss on disposal of property and equipment	291	34	608	34
Shack-level operating profit	$ 23,510	$ 18,047	$ 92,309	$ 73,292
Total revenue	$ 96,136	$ 73,271	$ 358,810	$ 268,475
Less: licensing revenue	3,006	2,351	12,422	9,125
Shack sales	$ 93,130	$ 70,920	$ 346,388	$ 259,350
Shack-level operating profit margin	25.2%	25.4%	26.6%	28.3%

Adjusted EBITDA

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense (net of interest income), income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

How These Measures Are Useful

When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.

Limitations of the Usefulness of These Measures

EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to net income, the most directly comparable GAAP measure, is set forth below.

Adjusted EBITDA

(in thousands)	Fiscal Quarter Ended December 27, 2017	Fiscal Quarter Ended December 28, 2016	Fiscal Year Ended December 27, 2017	Fiscal Year Ended December 28, 2016
Net income (loss)	$ (12,977)	$ 5,457	$ 6,939	$ 22,146
Depreciation expense	6,094	4,273	21,704	14,502
Interest expense, net	479	87	1,565	285
Income tax expense	145,817	292	153,354	6,350
EBITDA	**139,413**	**10,109**	**183,562**	**43,283**
Equity-based compensation	1,800	1,537	5,623	5,354
Deferred rent	216	444	983	2,251
Loss on disposal of property and equipment	291	34	608	34
Executive transition costs[1]	—	—	664	—
Project Concrete[2]	181	—	181	—
Home Office relocation expenses[3]	264	—	264	—
Other income related to the adjustment of liabilities under tax receivable agreement	(1,362)	(688)	(1,362)	(688)
Other income related to the remeasurement of liabilities under tax receivable agreement due to the enactment of the TCJA	(125,859)	—	(125,859)	—
ADJUSTED EBITDA	**14,944**	**11,436**	**64,664**	**50,234**
Adjusted EBITDA margin	15.5%	15.6%	18.0%	18.7%

(1) Represents fees paid to an executive recruiting firm, a non-recurring signing bonus and certain other benefits paid upon the hiring of the Company's chief financial officer.
(2) Represents consulting and advisory fees related to the Company's operational and financial systems upgrade initiative called Project Concrete.
(3) Costs incurred in connection with the Company's planned relocation to a new home office, including duplicative non-cash deferred rent and legal costs.

Investor Contact:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Media Contact:
Edwin Bragg, Shake Shack
(646) 747-6654
ebragg@shakeshack.com


BURGERS